Janus Aspen Series

Janus Henderson Balanced Portfolio	Janus Henderson Global Sustainable Equity Portfolio
Janus Henderson Enterprise Portfolio	Janus Henderson Global Technology and Innovation Portfolio
Janus Henderson Flexible Bond Portfolio	Janus Henderson Mid Cap Value Portfolio
Janus Henderson Forty Portfolio	Janus Henderson Overseas Portfolio
Janus Henderson Global Research Portfolio	Janus Henderson Research Portfolio

(collectively, the “Portfolios”)

Supplement dated December 23, 2025

to Currently Effective Prospectuses

On December 22, 2025, Janus Henderson Group plc (“Janus Henderson”), the parent company of the Portfolios’ investment adviser, Trian Fund Management, L.P. and its affiliated funds (“Trian”), and General Catalyst Group Management, LLC and its affiliated funds (“General Catalyst”) announced that they have entered into a definitive agreement under which Janus Henderson will be acquired by Trian and General Catalyst (the “Transaction”). The Transaction is expected to close in 2026, subject to customary closing conditions, including requisite regulatory approvals, client consents, and approval by Janus Henderson’s shareholders.

The closing of the Transaction will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreements between each Portfolio and Janus Henderson Investors US LLC (the “Adviser”). As a result, the closing of the Transaction will cause such advisory agreements to terminate automatically in accordance with their respective terms. It is anticipated that the Board of Trustees of the Portfolios (the “Trustees”) will consider new advisory agreements with the Adviser. If approved by the Trustees, the new agreements will be presented to the Portfolios’ shareholders for approval, and, if so approved by shareholders, will take effect upon the closing of the Transaction or such later time as shareholder approval is obtained.

Please retain this Supplement with your records.